UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 6, 2007

NOBEL LEARNING COMMUNITIES, INC.

(Exact name of Registrant as specified in its charter)

Delaware	1-10031	22-2465204
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1615 West Chester Pike, West Chester, PA	19382
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (484) 947-2000

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant

On June 6, 2007, the Audit Committee of the Board of Directors (the “Audit Committee”) of Nobel Learning Communities, Inc. (the “Company”) voted to end its relationship with BDO Seidman, LLP (“BDO”) as the independent registered public accounting firm for the Company, and to engage Grant Thornton LLP (“Grant Thornton”) as the Company’s new independent registered public accounting firm.

The report of BDO on the consolidated financial statements of the Company for the fiscal years ended July 1, 2006 and July 2, 2005 did not contain an adverse opinion or a disclaimer of opinion, nor was such report qualified or modified as to uncertainty, audit scope, or accounting principles. BDO’s report, dated September 12, 2006, on the consolidated financial statements of the Company expressed an unqualified opinion.

During the Company’s fiscal years ended July 1, 2006 and July 2, 2005, and through June 6, 2007, the Company did not have any disagreements with BDO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of BDO, would have caused it to make reference to the subject matter of the disagreements in connection with its report.

During the Company’s fiscal years ended July 1, 2006 and July 2, 2005 and through June 6, 2007, there were no “reportable events,” as defined in Item 304(a)(1)(v) of Regulation S-K adopted by the Securities and Exchange Commission.

The Company provided BDO with a copy of this report prior to its filing with the Commission, and requested that BDO furnish the Company with a letter addressed to the Commission stating whether it agrees with the statements made by the Company in response to this item and, if not, stating the respects in which it does not agree. A copy of the letter, dated June 6, 2007, furnished by BDO in response to that request is filed as Exhibit 16.1 to this report.

During the Company’s fiscal years ended July 1, 2006 and July 2, 2005 and through June 6, 2007, neither the Company nor anyone acting on its behalf consulted with Grant Thornton regarding any of the matters specified in Item 304(a)(2) of Regulation S-K.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
16.1	Letter, dated June 6, 2007, from BDO Seidman, LLP to the Securities and Exchange Commission

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Nobel Learning Communities, Inc. (Registrant)

June 8, 2007	By:	/s/ George Bernstein
	Name:	George Bernstein
	Title:	Chief Executive Officer

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